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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                February 13, 1996


                               VIVRA INCORPORATED
                               ------------------
             (Exact name of registrant as specified in its charter)



   Delaware                  1-10261               94-3096645
---------------          ----------------        --------------
(State or other          (Commission File       (I.R.S. Employer
jurisdiction of               Number)          Identification No.)
incorporation)


400 Primrose, Suite 200, Burlingame, CA              94010
---------------------------------------           ----------
(Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:
                                 (415) 348-8200

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Item 5.   Other Events.
          ------------

     On February 13, 1996, the Board of Directors (the "Board") of Vivra Incorporated (the "Company") amended and restated the Company's Rights Agreement originally adopted in August 1989 and amended in February 1991 (the "Rights Agreement") to make the following changes:

     (i) To reduce the threshold of an acquiring person from 20% to 15% of the Company's outstanding Common Stock (provided, however, that any person as of February 13, 1996 that beneficially owned in excess of 15% but less than 20% would be grandfathered with respect to the amount that such person beneficially owned as of such date);

    (ii) To reset the number of rights associated with each share of Common Stock to the original level of one right per share of Common Stock, each right exercisable at a price of $100 in exchange for 1/100th of a share of the Company's Series A Junior Participating Preferred Stock having the dividend, voting and liquidation provisions of one share of Common Stock;

   (iii) To eliminate the exception in the Rights Agreement for all-cash tender offers for all of the Company's outstanding shares in which the acquiror purchases 85% or more of the shares in such tender offer; and

    (iv) To eliminate the provision in the Rights Agreement that requires a special meeting of stockholders in the event the Company receives an all-cash, fully financed offer to acquire the Company from a person or group that owns less than one percent of the outstanding stock, such special meeting to be held for the purpose of voting on a precatory resolution requesting the Board to accept such offer and providing for a redemption of the rights in the event that the precatory resolution receives the affirmative vote of a majority of the shares of Common Stock.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

(a)  Exhibits.

     4.1 Amended and Restated Rights Agreement dated as of February 13, 1996 by and between Vivra Incorporated and The First National Bank of Boston, as Rights Agent (incorporated by reference to Exhibit 4D to the Company's Form 10/A filed on February 14,
               1996).

                                       -2-

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Date:  February 14, 1996.

                                    VIVRA INCORPORATED



                                    By   /s/ Kent J. Thiry
                                       ------------------------
                                             Kent J. Thiry
                                          President and Chief
                                           Executive Officer



                                       -3-

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                                  EXHIBIT INDEX
                                  -------------


Exhibit                                                         Page
-------                                                         ----

  4.1    Amended and Restated Rights                              *
         Agreement dated as of February 13,
         1996 by and between Vivra
         Incorporated and The First
         National Bank of Boston, as Rights
         Agent (incorporated by reference
         to Exhibit 4D to the Company's
         Form 10/A filed on February 14,
         1996).


______________________

* Incorporated by reference.